UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

Dominion Resources Black Warrior Trust

(Exact name of registrant as specified in its charter)

Delaware	1-11335	75-6461716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Royalty Trust Management Southwest Bank 2911 Turtle Creek Boulevard Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 24, 2015, Dominion Resources Black Warrior Trust (the “Trust”) was notified by the New York Stock Exchange (the “NYSE”) that the average closing price of the Trust’s units of beneficial interest (the “Units”), over the prior 30 consecutive trading days was below $1.00 per unit, which is the minimum average closing price required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual.

As required by the NYSE, the Trust plans to notify the NYSE of any intent to cure the deficiency and restore its compliance with the NYSE continued listing standards. As discussed in the Trust’s Quarterly Report on Form 10-Q for the period ended September 30, 2015 filed with the Securities and Exchange Commission on November 23, 2015 (the “Form 10-Q”), Walter Energy, Inc. has initiated bankruptcy proceedings in the United States Bankruptcy Court for the Northern District of Alabama Southern Division (the “Bankruptcy Court”). As a result of these bankruptcy proceedings, Walter Energy, Inc. did not pay royalty payments to the Trust that would have typically been paid to the Trust in the third quarter and has not yet paid royalty payments that would have typically been paid to the Trust in the fourth quarter. If the Trust does not receive these royalty payments, the Trust may not be able to cure the deficiency and restore its compliance with the NYSE continued listing standards. The NYSE has notified the Trust that if it is unable to notify the NYSE of the Trust’s intent to cure the deficiency and restore its compliance with the NYSE continued listing standards, the NYSE will initiate procedures to suspend and delist the Units.

The notice has no immediate impact on the listing of the Units, which are currently listed and traded on the NYSE. The Units trade under the symbol “DOM,” but will have an added designation of “.BC” to indicate the status of the Units as “below compliance.”

If the Units ultimately were to be delisted, it could negatively impact the Trust and its unitholders by reducing the liquidity and market price of the Trust’s Units.

Section 8 - Other Events

Item 8.01 Other Events.

On December 1, 2015, the Trust issued a press release announcing the receipt of a notice of noncompliance from the NYSE. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 1, 2015, issued by Dominion Resources Black Warrior Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES BLACK WARRIOR TRUST

Date: December 1, 2015	By: Southwest Bank, in its capacity as trustee of Dominion Resources Black Warrior Trust and not in its individual capacity or otherwise

	By:	/s/ Ron Hooper
Ron Hooper
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 1, 2015, issued by Dominion Resources Black Warrior Trust